Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paolo Tiramani, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Boxabl Inc. for the quarterly period ended September 30, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Boxabl Inc.

Date: November 24, 2023	By:	/s/ Paolo Tiramani
	Name:	Paolo Tiramani
	Title:	Chief Executive Officer
Boxabl Inc.